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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)            DECEMBER 22, 2000


                          LIBERTY LIVEWIRE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                         0-1461                13-1679856
-----------------------------         -------------         --------------------
 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File Number)          Identification No.)


                  520 BROADWAY, SANTA MONICA, CALIFORNIA 90401
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (310) 434-7000
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--------------------------------------------------------------------------------
          (Former name or former address, if changed from last report)


Exhibit index located on page 3.




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                          LIBERTY LIVEWIRE CORPORATION


                                    FORM 8-K


                                DECEMBER 22, 2000


                           ---------------------------

                                TABLE OF CONTENTS


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.                           Page 2

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          a.        Financial Statements of business acquired

                    Item 7(a) has been omitted due to the Impracticality of filing the required audited financial statements at the time of filing this report on Form 8-K. Item 7 (a) will be filed on Form 8 within 60 days after the required filing date of this report.

          b.        Pro forma condensed financial information

                    Item 7(b) has been omitted due to the Impracticality of filing the required pro forma information at the time of filing this report on Form 8-K. Item 7 (b) will be filed on Form 8 within 60 days after the required filing date of this report.


          c.        Exhibit Index                                         Page 3


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          This report is being filed with respect to the completion of the acquisition by Liberty Livewire Corporation ("Livewire" or the "Registrant") from Liberty Media Corporation ("Liberty") of 100% of the outstanding capital stock of Video Services Corporation of Northvale, New Jersey ("VSC"), on December 22, 2000 in conjunction with (i) The Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 25, 2000, by and among AT&T Corp., E-Group Merger Corp., Liberty and VSC and (ii) The Contribution Agreement dated as of December 22, 2000, between Liberty and Livewire. Information required by Item 2 of this form with respect to such acquisition was previously reported in the Registration Statement on Form S-4, Amendment No. 1, of AT&T Corp. filed November 17, 2000 (Registration No. 333-48606),
          Exhibit 2.01. The following is qualified in its entirety by the more complete descriptions of such transaction set forth in such proxy statement and contribution agreement.

          Background:

          On July 25, 2000, Liberty, Livewire, AT&T Corp., E-Group Merger Corp., a wholly owned subsidiary of AT&T Corp., and VSC entered into the Merger Agreement. The Merger Agreement provides for the merger (the "Merger") of E-Group Merger Corp. with and into VSC, with VSC surviving. In the Merger, each share of VSC common stock outstanding at the effective time was converted into the right to receive 0.104 shares of Class A Liberty Media Group ("LMGA") common stock and $2.75 in cash, in a taxable transaction. The transaction valued VSC at approximately $108 million, including the assumption of certain indebtedness. An aggregate of approximately 1.4 million shares of LMGA common stock was issued to VSC shareholders in the transaction. As a result of the Merger and the Post-Merger Restructuring Transactions contemplated by (and as defined in) the Merger Agreement, AT&T Corp. acquired and immediately transferred to Liberty, 100% of the outstanding capital stock of VSC.

          Acquisition of VSC by the Registrant:

          Liberty and Livewire are parties to a First Amended and Restated Credit Agreement dated as of December 22, 2000 (the "Credit Agreement"), pursuant to which Liberty has agreed to make subordinated convertible loans to Livewire. Notes issued under Credit Agreement are convertible at the option of the holder, at any time prior to maturity into shares of Class B Common Stock of Livewire at a conversion price of $10 per share. If not earlier converted, notes issued under the Credit Agreement will become due and payable on June 30, 2008. Interest accrues on the notes at a rate of 10% per annum, payable quarterly either in cash, shares of Class B Common Stock of Livewire or a combination thereof, subject to certain limits. To the extent interest is paid in shares of Class B Common Stock of Livewire, such shares will be valued at 95% of the ten day trailing average closing

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          price of shares of the Class A Common Stock of Livewire on the interest payment date.

          On December 22, 2000, pursuant to the Contribution Agreement, Liberty contributed to Livewire 100% of the outstanding capital stock of VSC in exchange for a note under the Credit Agreement in the principal amount of approximately $56 million. Concurrently, Livewire borrowed an additional $37 million under the Credit Agreement to refinance certain existing indebtedness of VSC. After giving effect to the VSC acquisition, Livewire may borrow up to $116 million in additional funds under the Credit Agreement for other purposes allowed under the terms of that facility.

          VSC provides engineering, production and distribution services for the video and broadcast industries, nationally and internationally. It has ten divisions and over 500 employees, with offices in New York, New Jersey, Florida and California.

          Livewire provides a wide range of traditional audio and video post-production, transmission, library services, Internet hosting, and audio/video distribution services via satellite and fiber to worldwide clients in the feature film, television and advertising industries. Livewire also provides interactive television service under the brand name HyperTV-Registered Trademark-. Livewire has locations in Los Angeles, New York, Atlanta, London, Miami, Mexico City, San Francisco, Singapore, and Barcelona.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

c.      Exhibits

          The following exhibits are filed with this current report on Form 8-K:

          EXHIBIT NO.         EXHIBIT
            1                 Agreement and Plan of Merger, dated as of July 25,
                              2000, by and among AT&T Corp., E-Group Merger
                              Corp., Liberty Media Corporation and Video
                              Services Corporation is incorporated by reference to AT&T Corp.'s Registration Statement of Form
                              S-4, Amendment No. 1, filed November 17, 2000
                              (Registration No. 333-48606), Exhibit 2.01.

            2 The Contribution Agreement, dated as of December 22, 2000, by and between Liberty Media Corporation and Liberty Livewire Corporation.

            3 The First Amended And Restated Credit Agreement dated as of December 22, 2000 by and between Liberty Livewire Corporation and Liberty Media Corporation.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        LIBERTY LIVEWIRE CORPORATION
                                        ----------------------------
                                                  (Registrant)


                                             /s/    JEFFREY J. MARCKETTA
                                        ----------------------------------------
                                                    Jeffrey J. Marcketta
                                                    Chief Financial Officer

       JANUARY 8, 2001
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            Date



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